UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04797

Oppenheimer Equity Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 10/30/2015

Item 1. Reports to Stockholders.

Annual Report 10/31/2015

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
Equity Income Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/30/15*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell 1000 Value Index
1-Year	-3.45%	-9.00%	0.53%

5-Year	10.68	9.37	13.26

10-Year	7.84	7.21	6.75

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

*October 30, 2015, was the last business day of the Fund’s fiscal year. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through October 31, 2015.

2        OPPENHEIMER EQUITY INCOME FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned -3.45% during the reporting period, underperforming the Russell 1000 Value Index (the “Index”), which returned 0.53%. The Fund’s declines occurred over the second half of the reporting period amid increased market volatility. On a relative basis, the Fund’s underperformance versus the Index stemmed primarily from stock selection in the financials, industrials and energy sectors, and an underweight position in the health care sector. The Fund outperformed the Index within the consumer discretionary sector due to stock selection and an overweight position, and in the consumer staples sector as a result of stock selection.

MARKET OVERVIEW

Domestic equities finished 2014 with positive results, outperforming other developed and emerging market equities. However, the market environment shifted over the first half of 2015. The dollar continued to strengthen, which acted as a drag on growth. Businesses, especially U.S. firms with revenues dependent on exporting goods and services, cited this as a headwind. European Central Bank (“ECB”)

President Mario Draghi announced the purchase of €60 billion a month in sovereign bonds from Eurozone countries for at least 19 months, a form of Quantitative Easing (“QE”) that is projected to increase the ECB’s balance sheet by over €1 trillion. The announcement and implementation of these extraordinary monetary policies had a significant impact on financial markets.

3        OPPENHEIMER EQUITY INCOME FUND

Markets were particularly volatile over the summer of 2015 due to numerous concerns, including the impact of slowing Chinese growth on commodities prices and the global economy, Greece’s debt situation, the strength of the U.S. dollar, along with the timing and impact of U.S. interest rate hikes.

Against this backdrop, equity markets in the U.S. produced muted to slightly negative results, with value stocks underperforming growth stocks.

FUND REVIEW

Top performing stocks for the Fund this reporting period included Lear Corp., Assured Guaranty Ltd. and Post Holdings, Inc. Lear provides seating and electronic products to the auto industry. Strong global auto sales (ex-Europe) and improving margins helped drive the company’s strong performance during the reporting period. We have trimmed our position slightly, but we continue to like the stock due to an attractive valuation, strong U.S. results and nascent signs of improvement in Europe.

Post Holdings is a large food company with a diverse portfolio of both mature brands and faster growing businesses. Post performed positively as the impact of the Avian Flu turned out to be less harmful on its egg business than expected. Furthermore, synergies from previous acquisitions are beginning to materialize which is leading to increasing earnings estimates. We continue to expect Post to opportunistically grow through acquisitions.

Assured Guaranty is a leading bond insurance company. Assured rebounded from a second-quarter 2015 drop as solid second-quarter earnings and encouraging news on the company’s ultimate loss exposure to Puerto Rican debt calmed investor concerns. Both Assured and MBIA, the two largest municipal bond insurance companies, are currently trading at extremely depressed valuations, have ample reserves and are aggressively repurchasing their own shares.

Detractors from performance this reporting period included Navistar International Corp., Kinder Morgan, Inc. and Micron Technology, Inc. Navistar International is a leading truck manufacturer. Navistar has rebounded from a failed new engine product strategy earlier this decade. While it has taken longer to recapture share and improve results than we originally anticipated, we do believe that Navistar is on its way to better market share and financial results in the next few years. If the company can demonstrate improving results, we continue to believe that there is significant upside in the investment.

Kinder Morgan is a leading energy infrastructure company that suffered with the broader energy sector due to the sharp drop in commodity prices. More recently, the entire MLP sector has come under pressure due to concerns about the sustainability of distributions in a low commodity price environment. Furthermore, the ability to raise equity to grow becomes more difficult and expensive as the stocks in the MLP sector have declined. While these are all legitimate

4        OPPENHEIMER EQUITY INCOME FUND

concerns, at period end, we continue to believe that Kinder Morgan will be able to maintain an attractive distribution and remain an investment grade credit. Kinder Morgan has modest commodity exposure – approximately 15% of its cash flows – and an attractive backlog of projects during the next few years. While we believe the project backlog will slow and distribution growth will most likely stop for a period of time, we believe the sell-off is overdone.

Micron Technology is a leading manufacturer of memory (DRAM and NAND) for the technology industry. Historically, the memory business has been characterized by commodity pricing and boom/bust cycles. We believe that industry consolidation has fundamentally changed the dynamics of the memory market. In our opinion, the dominant three players should be able to limit capacity growth to better match demand and ultimately lead to better pricing and more consistent profitability. While this is true, demand was weaker than we anticipated during the past year due to softer PC demand. We believe the supply/demand dynamics will improve in calendar year 2016, which should result in better stock price performance. Most of our position in Micron is in its 3% convertible bond, which we believe has an attractive risk/reward profile.

STRATEGY & OUTLOOK

The market has been extremely volatile since late summer. Plunging commodity prices, concerns about Chinese growth and currency devaluations, and worries about the strength of the U.S. economic recovery all weighed on investor sentiment during past few months. Additionally, geopolitical tension in the Middle East and terrorism impacted global markets. Finally, debate surrounding if and when the Federal Reserve would begin raising interest rates all added to investor uncertainty. While the U.S. economy appears to have softened recently, we believe steady employment gains, low energy prices and low interest rates can continue to drive stable economic growth, which in turn should result in favorable market conditions.

Michael S. Levine, CFA Portfolio Manager

5        OPPENHEIMER EQUITY INCOME FUND

Top Holdings and Allocations*

TOP TEN COMMON STOCK HOLDINGS

Citigroup, Inc.	5.4%
JPMorgan Chase & Co.	4.9
Assured Guaranty Ltd.	2.8
Ford Motor Co.	2.6
MetLife, Inc.	2.6
General Motors Co.	2.5
Pfizer, Inc.	2.2
Apple, Inc.	2.1
Best Buy Co., Inc.	2.1
Merck & Co., Inc.	2.1

Portfolio holdings and allocations are subject to change. Percentages are as of October 30, 2015, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES

Commercial Banks	12.8%
Pharmaceuticals	7.8
Oil, Gas & Consumable Fuels	7.6
Insurance	7.5
Real Estate Investment Trusts (REITs)	5.1
Automobiles	5.1
Capital Markets	3.9
Diversified Telecommunication Services	3.7
Technology Hardware, Storage & Peripherals	2.9
Household Durables	2.4

Portfolio holdings and allocations are subject to change. Percentages are as of October 30, 2015, and are based on net assets.

PORTFOLIO ALLOCATION

Common Stocks	83.4%
Convertible Corporate Bonds and Notes	8.6
Preferred Stocks	5.4
Non-Convertible Corporate Bonds and Notes	1.2
Structured Securities	1.2
Investment Company
Oppenheimer Institutional Money Market Fund	0.1
Mortgage-Backed Obligations
Government Agency	—*
Non-Agency	0.1
Exchange-Traded Options Purchased	—**
U.S. Government Obligations	—**
Rights, Warrants and Certificates	—**

**Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of October 30, 2015, and are based on the total market value of investments.

*October 30, 2015, was the last business day of the Fund’s fiscal year. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through October 31, 2015.

6        OPPENHEIMER EQUITY INCOME FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 10/30/15

	Inception Date	1-Year	5-Year	10-Year
Class A (OAEIX)	2/13/87	-3.45%	10.68%	7.84%

Class B (OBEIX)	3/3/97	-4.16%	9.70%	7.27%

Class C (OCEIX)	3/3/97	-4.20%	9.82%	6.98%

Class I (OIEIX)	2/28/12	-3.01%	11.50% *	N/A

Class R (ONEIX)	3/1/01	-3.72%	10.28%	7.45%

Class Y (OYEIX)	2/28/11	-3.23%	8.76% *	N/A

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 10/30/15

	Inception Date	1-Year	5-Year	10-Year
Class A (OAEIX)	2/13/87	-9.00%	9.37%	7.21%

Class B (OBEIX)	3/3/97	-8.55%	9.43%	7.27%

Class C (OCEIX)	3/3/97	-5.07%	9.82%	6.98%

Class I (OIEIX)	2/28/12	-3.01%	11.50% *	N/A

Class R (ONEIX)	3/1/01	-3.72%	10.28%	7.45%

Class Y (OYEIX)	2/28/11	-3.23%	8.76% *	N/A

*  Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

7        OPPENHEIMER EQUITY INCOME FUND

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8        OPPENHEIMER EQUITY INCOME FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 30, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended October 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9        OPPENHEIMER EQUITY INCOME FUND

Actual	Beginning Account Value May 1, 2015	Ending Account Value October 30, 2015	Expenses Paid During 6 Months Ended October 30, 2015

Class A	$1,000.00	$926.60	$4.94

Class B	1,000.00	923.10	8.62

Class C	1,000.00	923.00	8.57

Class I	1,000.00	928.70	2.81

Class R	1,000.00	925.30	6.15

Class Y	1,000.00	927.70	3.73

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,019.95	5.18

Class B	1,000.00	1,016.14	9.04

Class C	1,000.00	1,016.19	8.99

Class I	1,000.00	1,022.16	2.94

Class R	1,000.00	1,018.70	6.45

Class Y	1,000.00	1,021.21	3.91

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended October 30, 2015 are as follows:

Class	Expense Ratios

Class A	1.02%

Class B	1.78

Class C	1.77

Class I	0.58

Class R	1.27

Class Y	0.77

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS October 30, 2015*

	Shares	Value
Common Stocks—83.4%

Consumer Discretionary—13.1%

Auto Components—1.8%

American Axle & Manufacturing Holdings, Inc.[1]	475,000	$10,526,000

Lear Corp.[2]	735,000	91,919,100

		102,445,100

Automobiles—5.1%

Ford Motor Co.[2]	9,900,000	146,619,000

General Motors Co.[2]	3,925,000	137,021,750

		283,640,750

Hotels, Restaurants & Leisure—0.6%

Extended Stay America, Inc.	1,350,000	25,920,000

Las Vegas Sands Corp.	155,000	7,674,050

		33,594,050

Household Durables—2.4%

Beazer Homes USA, Inc.[1,3]	2,403,663	34,228,161

CalAtlantic Group, Inc.[1]	850,668	32,401,944

KB Home	145,000	1,899,500

MDC Holdings, Inc.[3]	2,325,000	60,426,750

PulteGroup, Inc.[2]	267,500	4,903,275

		133,859,630

Multiline Retail—1.0%

J.C. Penney Co., Inc.[1,2]	1,375,000	12,608,750

Kohl’s Corp.	937,500	43,237,500

		55,846,250

Specialty Retail—2.2%

Best Buy Co., Inc.	3,375,000	118,226,250

Staples, Inc.[2]	450,000	5,845,500

		124,071,750

Consumer Staples—2.4%

Beverages—0.3%

Molson Coors Brewing Co., Cl. B2	220,000	19,382,000

Food & Staples Retailing—0.7%

Wal-Mart Stores, Inc.	640,000	36,633,600

Food Products—0.1%

Kraft Heinz Co. (The)	12,500	974,625

Pinnacle Foods, Inc.[2]	140,000	6,171,200

		7,145,825

Household Products—0.3%

Procter & Gamble Co. (The)[2]	222,500	16,994,550

Tobacco—1.0%

Philip Morris International, Inc.[2]	609,250	53,857,700

11        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Energy—7.6%

Oil, Gas & Consumable Fuels—7.6%

BP plc, Sponsored ADR	1,545,000	$55,156,500

Chevron Corp.[2]	742,500	67,478,400

Exxon Mobil Corp.	400,000	33,096,000

Kinder Morgan, Inc.	3,600,000	98,460,000

Marathon Oil Corp.[2]	1,075,000	19,758,500

Royal Dutch Shell plc, Cl. A, Sponsored ADR	1,550,000	81,313,000

Williams Cos., Inc. (The)	1,745,000	68,822,800

		424,085,200

Financials—29.7%

Capital Markets—3.9%

Goldman Sachs Group, Inc. (The)	515,000	96,562,500

KKR & Co. LP4	3,117,500	53,465,125

Morgan Stanley	2,125,000	70,061,250

		220,088,875

Commercial Banks—12.8%

Bank of America Corp.	2,076,250	34,839,475

Citigroup, Inc.[2]	5,620,000	298,815,400

JPMorgan Chase & Co.[2]	4,250,000	273,062,500

Wells Fargo & Co.[2]	1,985,750	107,508,505

		714,225,880

Insurance—7.5%

ACE Ltd.	2,500	283,850

American International Group, Inc.	565,000	35,628,900

Assured Guaranty Ltd.[2]	5,735,000	157,368,400

Genworth Financial, Inc., Cl. A1,2	2,370,000	11,091,600

MBIA, Inc.[1,3]	9,370,000	70,368,700

MetLife, Inc.[2]	2,825,000	142,323,500

		417,064,950

Real Estate Investment Trusts (REITs)—5.1%

Apollo Commercial Real Estate Finance, Inc.	2,180,000	36,209,800

Ashford Hospitality Trust, Inc.	1,140,200	7,844,576

Blackstone Mortgage Trust, Inc., Cl. A	1,057,500	29,102,400

Colony Capital, Inc., Cl. A	2,725,000	55,426,500

Communications Sales & Leasing, Inc.	1,515,000	30,436,350

iStar, Inc.[1]	1,770,000	22,903,800

NorthStar Realty Finance Corp.	1,457,500	17,504,575

Starwood Property Trust, Inc.	2,985,000	59,968,650

Two Harbors Investment Corp.	3,157,500	26,712,450

		286,109,101

Thrifts & Mortgage Finance—0.4%

MGIC Investment Corp.[1]	1,949,400	18,324,360

Radian Group, Inc.	404,400	5,851,668

		24,176,028

12        OPPENHEIMER EQUITY INCOME FUND

	Shares	Value

Health Care—9.8%

Biotechnology—0.7%

AbbVie, Inc.[2]	647,500	$38,558,625

Health Care Equipment & Supplies—1.3%

Medtronic plc	986,400	72,914,688

Pharmaceuticals—7.8%

GlaxoSmithKline plc, Sponsored ADR	650,000	27,989,000

Johnson & Johnson[2]	516,500	52,181,995

Merck & Co., Inc.	2,154,400	117,759,504

Mylan NV1	307,500	13,557,675

Pfizer, Inc.[2]	3,680,000	124,457,600

Roche Holding AG, Sponsored ADR	1,282,500	43,489,575

Teva Pharmaceutical Industries Ltd., Sponsored ADR[2]	950,000	56,230,500

		435,665,849

Industrials—4.8%

Airlines—1.6%

United Continental Holdings, Inc.[1]	1,447,900	87,322,849

Commercial Services & Supplies—0.9%

R.R. Donnelley & Sons Co.	3,000,000	50,610,000

Electrical Equipment—0.5%

Eaton Corp. plc	317,500	17,751,425

General Cable Corp.	729,488	11,226,820

		28,978,245

Industrial Conglomerates—1.1%

General Electric Co.[2]	2,212,500	63,985,500

Machinery—0.5%

Navistar International Corp.[1]	2,126,250	26,152,875

Marine—0.1%

Costamare, Inc.	295,797	4,161,864

Road & Rail—0.1%

CSX Corp.	310,000	8,366,900

Information Technology—7.1%

Communications Equipment—1.2%

Cisco Systems, Inc.[2]	1,265,000	36,495,250

QUALCOMM, Inc.	475,000	28,224,500

		64,719,750

Internet Software & Services—0.7%

Alphabet, Inc., Cl. C1,2	56,750	40,338,468

IT Services—0.1%

First Data Corp., Cl. A1	290,000	4,593,600

Semiconductors & Semiconductor Equipment—0.6%

Applied Materials, Inc.	250,000	4,192,500

Cypress Semiconductor Corp.[1,2]	985,000	10,381,900

13        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Semiconductors & Semiconductor Equipment (Continued)

Micron Technology, Inc.[1]	1,000,000	$16,560,000

		31,134,400

Software—1.6%

Microsoft Corp.[2]	1,717,500	90,409,200

Technology Hardware, Storage & Peripherals—2.9%

Apple, Inc.	1,000,000	119,500,000

EMC Corp.[2]	757,500	19,861,650

Hewlett-Packard Co.	448,250	12,084,820

Seagate Technology plc	312,500	11,893,750

		163,340,220

Materials—3.0%

Chemicals—0.5%

LyondellBasell Industries NV, Cl. A	300,000	27,873,000

Metals & Mining—0.4%

Allegheny Technologies, Inc.	850,000	12,495,000

Freeport-McMoRan, Inc.	1,075,000	12,652,750

		25,147,750

Paper & Forest Products—2.1%

Domtar Corp.	1,095,000	45,157,800

International Paper Co.	829,750	35,422,027

Louisiana-Pacific Corp.[1,2]	1,935,000	34,172,100

		114,751,927

Telecommunication Services—3.7%

Diversified Telecommunication Services—3.7%

AT&T, Inc.	2,625,000	87,963,750

CenturyLink, Inc.[2]	2,250,000	63,472,500

Frontier Communications Corp.	9,275,000	47,673,500

Windstream Holdings, Inc.[2]	1,400,000	9,114,000

		208,223,750

Utilities—2.2%

Electric Utilities—1.8%

American Electric Power Co., Inc.	690,000	39,088,500

Edison International[2]	165,000	9,985,800

PPL Corp.	1,527,500	52,546,000

		101,620,300

Independent Power and Renewable Electricity Producers—0.4%

NRG Energy, Inc.	1,430,000	18,432,700

Total Common Stocks (Cost $4,196,250,394)		4,660,523,699
Preferred Stocks—5.4%

Allergan plc, 5.50% Cv., Series A	6,250	6,541,438

American Homes 4 Rent, 5% Cum., Series A, Non-Vtg.	498,900	12,517,401

American Homes 4 Rent, 5% Cum., Series B, Non-Vtg.	675,800	16,895,000

14        OPPENHEIMER EQUITY INCOME FUND

	Shares	Value

Preferred Stocks (Continued)

Dominion Resources, Inc., 6.375% Cv.	219,990	$10,918,104

Exelon Corp., 6.50% Cv.	534,970	22,340,347

Frontier Communications Corp., 11.125% Cv., Series A, Non-Vtg.	576,495	57,147,949

iStar, Inc., 4.50% Cv., Non-Vtg.	1,109,060	60,654,491

Kinder Morgan, Inc., 9.75% Cv., Series A, Non-Vtg.[1]	205,000	10,108,550

Post Holdings, Inc., 5.25% Cv.	667,245	81,878,368

Southwestern Energy Co., 6.25% Cv., Non-Vtg.	540,175	15,146,507

WPX Energy, Inc., 6.25% Cv.	194,000	7,176,060

Total Preferred Stocks (Cost $308,240,065)		301,324,215

	Units

Rights, Warrants and Certificates—0.0%

Kinder Morgan, Inc. Wts., Strike Price $40, Exp. 5/25/17[1] (Cost $7,439,723)	2,825,000	1,723,250

	Principal Amount

Mortgage-Backed Obligations—0.1%

Alternative Loan Trust, Series 2005-29CB, Cl. A4, 5%, 7/25/35	772,987	705,294

Banc of America Funding Trust, Series 2007-C, Cl. 1A4, 4.851%, 5/20/36[5]	90,467	84,980

Banc of America Mortgage Trust, Series 2004-E, Cl. 2A6, 2.858%, 6/25/34[5]	147,528	147,523

Federal Home Loan Mortgage Corp. Gold Pool:
8.00%, 4/1/16	36	36
9.00%, 8/1/22	514	550
9.00%, 8/1/22	14	15
9.00%, 3/1/24	252	274
9.00%, 3/1/24	82	83
9.00%, 1/1/25	332	393
9.00%, 5/1/25	67	77

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 10.558%, 4/1/27[6]	84,862	18,926
Series 192, Cl. IO, 4.458%, 2/1/28[6]	26,003	5,579
Series 243, Cl. 6, 0.00%, 12/15/32[6,7]	91,777	18,144

Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.34%, 6/1/26[8]	26,782	24,968

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 151, Cl. F, 9%, 5/15/21	4,490	4,957

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2130, Cl. SC, 48.237%, 3/15/29[6]	86,142	20,047
Series 2796, Cl. SD, 46.85%, 7/15/26[6]	123,004	24,366

Federal National Mortgage Assn. Pool:
7.50%, 1/1/33	96,361	115,649
8.50%, 7/1/32	4,700	5,099

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 214, Cl. 2, 35.996%, 3/25/23[6]	148,173	17,923
Series 222, Cl. 2, 17.023%, 6/25/23[6]	187,538	33,260
Series 247, Cl. 2, 39.471%, 10/25/23[6]	53,916	9,594
Series 252, Cl. 2, 36.154%, 11/25/23[6]	175,205	37,555
Series 319, Cl. 2, 0.00%, 2/25/32[6,7]	44,793	9,613
Series 320, Cl. 2, 7.209%, 4/25/32[6]	264,320	70,321

15        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Mortgage-Backed Obligations (Continued)

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 331, Cl. 9, 10.578%, 2/25/33[6]	$22,149	$4,866
Series 334, Cl. 17, 17.544%, 2/25/33[6]	100,571	19,691
Series 339, Cl. 12, 0.00%, 6/25/33[6,7]	179,991	38,296
Series 343, Cl. 13, 0.545%, 9/25/33[6]	183,442	35,440
Series 343, Cl. 18, 0.00%, 5/25/34[6,7]	26,226	5,020
Series 345, Cl. 9, 0.00%, 1/25/34[6,7]	151,501	30,393
Series 351, Cl. 10, 0.00%, 4/25/34[6,7]	41,552	7,573
Series 351, Cl. 8, 0.00%, 4/25/34[6,7]	90,534	16,749
Series 356, Cl. 10, 0.00%, 6/25/35[6,7]	66,392	12,082
Series 356, Cl. 12, 0.00%, 2/25/35[6,7]	32,607	6,046
Series 362, Cl. 13, 0.00%, 8/25/35[6,7]	401,004	84,646
Series 364, Cl. 16, 0.00%, 9/25/35[6,7]	151,744	26,714

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-63, Cl. SD, 27.699%, 12/18/31[6]	2,580	563
Series 2001-65, Cl. S, 23.467%, 11/25/31[6]	170,474	39,386
Series 2001-68, Cl. SC, 27.957%, 11/25/31[6]	1,653	382
Series 2001-81, Cl. S, 19.761%, 1/25/32[6]	43,373	12,699
Series 2002-47, Cl. NS, 27.069%, 4/25/32[6]	103,354	24,819
Series 2002-51, Cl. S, 27.264%, 8/25/32[6]	94,902	22,789
Series 2002-52, Cl. SD, 33.502%, 9/25/32[6]	135,209	32,873
Series 2002-7, Cl. SK, 22.373%, 1/25/32[6]	2,827	588
Series 2002-77, Cl. BS, 21.818%, 12/18/32[6]	5,592	1,323
Series 2002-77, Cl. SH, 29.118%, 12/18/32[6]	66,241	14,760
Series 2002-9, Cl. MS, 22.014%, 3/25/32[6]	62,488	14,853
Series 2002-90, Cl. SN, 26.453%, 8/25/32[6]	4,620	937
Series 2002-90, Cl. SY, 33.30%, 9/25/32[6]	2,493	498
Series 2003-4, Cl. S, 27.785%, 2/25/33[6]	98,996	26,157
Series 2003-46, Cl. IH, 0.00%, 6/25/23[6,7]	578,709	77,249
Series 2004-54, Cl. DS, 37.746%, 11/25/30[6]	124,790	24,626
Series 2005-14, Cl. SE, 33.671%, 3/25/35[6]	154,217	25,744
Series 2005-93, Cl. SI, 16.765%, 10/25/35[6]	82,976	14,661

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 5.054%, 9/25/23[8]	73,798	70,295

Government National Mortgage Assn. I Pool:
7.00%, 1/15/24	14,174	14,685
7.00%, 4/15/26	27,770	30,858
7.50%, 5/15/27	180,885	205,059
8.00%, 5/15/17	1,666	1,682
8.50%, 8/15/17	159	164
8.50%, 11/15/17	163	168
8.50%, 12/15/17	169	175
8.50%, 12/15/17	629	652

Government National Mortgage Assn. II Pool, 1.75%, 3/20/26[5]	7,102	7,309

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security, Series 2002-15, Cl. SM, 56.43%, 2/16/32[6]	164,661	32,110

MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 2.734%, 4/21/34[5]	155,679	159,171

RALI Trust:
Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	7,962	7,975

16        OPPENHEIMER EQUITY INCOME FUND

	Principal Amount	Value

Mortgage-Backed Obligations (Continued)

RALI Trust: (Continued) Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	$26,590	$21,518

WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR14, Cl. 1A4, 2.399%, 12/25/35[5]	223,287	216,945

Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Cl. 1A2, 5.837%, 10/25/36[5]	183,235	178,453

Total Mortgage-Backed Obligations (Cost $2,917,605)		2,924,868

U.S. Government Obligation—0.0%

Federal Home Loan Mortgage Corp. Nts., 5.25%, 4/18/16 (Cost $429,033)	425,000	434,523

Non-Convertible Corporate Bonds and Notes—1.2%

Agrium, Inc., 6.125% Sr. Unsec. Unsub. Nts., 1/15/41	240,000	265,056

Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	415,000	688,666

Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	343,000	370,872

Bank of America Corp.:
5.875% Sr. Unsec. Nts., 1/5/21	210,000	240,703
7.75% Jr. Sub. Nts., 5/14/38	369,000	515,977

Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[9]	940,000	1,084,141

British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	325,000	491,412

Bunge Ltd. Finance Corp., 8.50% Sr. Unsec. Nts., 6/15/19	365,000	432,401

Burlington Northern Santa Fe LLC, 5.75% Sr. Unsec. Nts., 5/1/40	143,000	164,314

Capital One Financial Corp., 4.75% Sr. Unsec. Nts., 7/15/21	262,000	287,790

Celgene Corp., 5.70% Sr. Unsec. Nts., 10/15/40	344,000	374,628

CenturyLink, Inc., 7.60% Sr. Unsec. Nts., 9/15/39	193,000	165,980

CNA Financial Corp.:
5.75% Sr. Unsec. Unsub. Nts., 8/15/21	462,000	524,959
5.875% Sr. Unsec. Unsub. Nts., 8/15/20	540,000	608,416

Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	317,000	441,162

CSX Corp., 5.50% Sr. Unsec. Nts., 4/15/41	148,000	166,500

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 6.375% Sr. Unsec. Nts., 3/1/41	431,000	467,755

Edgewell Personal Care Co., 4.70% Sr. Unsec. Nts., 5/19/21	552,000	567,999

El Paso Pipeline Partners Operating Co. LLC, 6.50% Sr. Unsec. Nts., 4/1/20	782,000	851,404

Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	461,000	413,186

Family Dollar Stores, Inc., 5% Sr. Unsec. Nts., 2/1/21	301,000	310,172

FirstEnergy Solutions Corp., 6.80% Sr. Unsec. Nts., 8/15/39	317,000	313,017

Frontier Communications Corp., 8.25% Sr. Unsec. Nts., 4/15/17	465,000	498,475

General Electric Capital Corp., 6.375% Unsec. Sub. Nts., 11/15/67[5]	1,005,000	1,075,853

Glen Meadow Pass-Through Trust, 6.505% Jr. Sub. Nts., 2/12/67[5,10]	631,000	547,393

Glencore Finance Canada Ltd., 5.80% Sr. Unsec. Unsub. Nts., 11/15/16[9]	78,000	78,019

Goldman Sachs Group, Inc. (The), 5.25% Sr. Unsec. Nts., 7/27/21	169,000	188,754

Harris Corp., 6.15% Sr. Unsec. Nts., 12/15/40	168,000	186,013

HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[5]	1,330,000	1,334,655

Huntington Bancshares, Inc., 7% Sub. Nts., 12/15/20	493,000	581,730

International Lease Finance Corp., 5.75% Sr. Unsec. Nts., 5/15/16	539,000	549,443

17        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Non-Convertible Corporate Bonds and Notes (Continued)

J.C. Penney Corp., Inc.:
5.65% Sr. Unsec. Nts., 6/1/20	$21,353,000	$19,644,760
5.75% Sr. Unsec. Nts., 2/15/18	1,497,000	1,463,318

JPMorgan Chase & Co., 7.90% Jr. Sub. Perpetual Bonds, Series 1[5,11]	900,000	936,225

Juniper Networks, Inc., 5.95% Sr. Unsec. Nts., 3/15/41	219,000	211,833

Kinross Gold Corp., 3.625% Sr. Unsec. Nts., 9/1/16	419,000	419,098

Liberty Mutual Group, Inc., 5% Sr. Unsec. Nts., 6/1/21[9]	808,000	871,020

Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[5]	1,102,000	917,415

Lloyds Bank plc, 6.50% Sub. Nts., 9/14/20[9]	598,000	690,926

Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21[9]	735,000	831,073

Marriott International, Inc., 6.20% Sr. Unsec. Nts., 6/15/16	580,000	598,093

MBIA Insurance Corp., 11.581% Sub. Nts., 1/15/33[9,12]	31,689,000	12,200,265

McKesson Corp., 6% Sr. Unsec. Unsub. Nts., 3/1/41	288,000	333,377

Morgan Stanley:
5.50% Sr. Unsec. Nts., 7/24/20	218,000	245,198
5.55% Sr. Unsec. Nts., 4/27/17	1,275,000	1,350,177

Nabors Industries, Inc., 6.15% Sr. Unsec. Nts., 2/15/18	680,000	708,377

Nexen Energy ULC, 6.40% Sr. Unsec. Unsub. Nts., 5/15/37	573,000	674,957

Nomura Holdings, Inc., 4.125% Sr. Unsec. Nts., 1/19/16	520,000	523,503

Oncor Electric Delivery Co. LLC, 7% Sr. Sec. Nts., 9/1/22	470,000	572,098

Potash Corp. of Saskatchewan, Inc., 5.625% Sr. Unsec. Nts., 12/1/40	323,000	356,227

PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[9]	763,000	844,840

Quest Diagnostics, Inc., 5.75% Sr. Unsec. Nts., 1/30/40	201,000	212,269

Rent-A-Center, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	569,000	537,705

Reynolds American, Inc., 7% Sr. Unsec. Nts., 8/4/41[9]	354,000	412,564

Rowan Cos, Inc., 5% Sr. Unsec. Nts., 9/1/17	579,000	583,800

Standard Chartered plc, 6.409% Jr. Sub. Perpetual Bonds[5,9,11]	400,000	405,000

Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[5,10,11]	1,077,000	1,094,771

Symantec Corp., 4.20% Sr. Unsec. Nts., 9/15/20	625,000	653,158

Texas-New Mexico Power Co., 6.95% Sec. Nts., 4/1/43[9]	540,000	773,453

Time Warner Entertainment Co. LP, 8.375% Sr. Unsec. Nts., 7/15/33	279,000	330,403

UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[5,11]	243,000	246,645

Verizon Communications, Inc., 4.522% Sr. Unsec. Nts., 9/15/48	411,000	371,173

Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/21	307,000	326,571

Wal-Mart Stores, Inc., 5.625% Sr. Unsec. Nts., 4/15/41	338,000	406,096

Weatherford International Ltd. (Bermuda), 5.125% Sr. Unsec. Unsub. Nts., 9/15/20	576,000	493,235

Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K5,11	382,000	407,308

Willis Group Holdings plc, 4.125% Sr. Unsec. Unsub. Nts., 3/15/16	563,000	568,531

Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[9]	390,000	402,193

ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37[5,10]	598,000	612,950

Total Non-Convertible Corporate Bonds and Notes (Cost $70,978,737)		68,017,450

Convertible Corporate Bonds and Notes—8.6%

General Cable Corp., 4.50% Cv. Unsec. Sub. Nts., 11/15/29[5]	74,103,000	50,899,498

iStar, Inc., 3% Cv. Sr. Unsec. Nts., 11/15/16	19,072,500	22,481,709

18        OPPENHEIMER EQUITY INCOME FUND

					Principal Amount	Value

Convertible Corporate Bonds and Notes (Continued)

MGIC Investment Corp.:
2.00% Cv. Sr. Unsec. Nts., 4/1/20					$22,247,000	$32,508,429
5.00% Cv. Sr. Unsec. Nts., 5/1/17					9,281,000	9,913,268
9.00% Cv. Jr. Sub. Nts., 4/1/63[9]					111,421,000	139,206,612

Micron Technology, Inc., 3% Cv. Sr. Unsec. Nts., 11/15/43					75,113,000	68,352,830

Navistar International Corp.:
4.50% Cv. Sr. Sub. Nts., 10/15/18					57,603,000	41,078,139
4.75% Cv. Sr. Sub. Nts., 4/15/19					82,387,000	57,670,900

Peabody Energy Corp., 4.75% Cv. Jr. Sub. Nts., 12/15/41					19,095,000	1,718,550

Radian Group, Inc., 2.25% Cv. Sr. Unsec. Nts., 3/1/19					41,228,000	57,281,153

Total Convertible Corporate Bonds and Notes (Cost $502,929,492)						481,111,088

					Shares

Structured Securities—1.2%

Barclays Bank plc, Alcoa, Inc. Equity Linked Nts., 10/4/17					248,452	7,850,122

Citigroup, Inc., J.C. Penney Co., Inc. Equity Linked Nts., 12/7/15[9]					1,164,145	10,618,763

Credit Suisse AG (New York Branch), Standard Pacific Corp. Equity Linked Nts., 1/15/16					1,092,896	8,448,086

Deutsche Bank AG (London), Standard Pacific Corp. Equity Linked Nts., 12/18/15[9]					1,127,617	8,537,752

UBS AG (London Branch), Standard Pacific Corp. Equity Linked Nts., 12/11/15[9]					1,418,842	10,797,388

UBS AG (London Branch), Standard Pacific Corp. Equity Linked Nts., 3/31/16[9]					1,159,019	8,930,241

UBS AG (London Branch), Standard Pacific Corp. Equity Linked Nts., 3/8/16[9]					1,458,576	11,012,249

Total Structured Securities (Cost $74,346,417)						66,194,601

		Exercise Expiration
		Price	Date		Contracts

Exchange-Traded Options Purchased—0.0%

Allstate Corp. Put[1]	USD	60.000	11/20/15	USD	3,500	203,000

Alphabet, Inc. Put[1]	USD	650.000	12/18/15	USD	100	41,200

Exxon Mobil Corp. Put[1]	USD	70.000	11/20/15	USD	3,000	24,000

J.C. Penney Co., Inc. Put[1]	USD	8.000	11/20/15	USD	4,500	81,000

Johnson & Johnson Put[1]	USD	90.000	11/20/15	USD	2,000	12,000

Kraft Heinz Co. (The) Put[1]	USD	65.000	11/20/15	USD	2,250	28,125

Medtronic plc Put[1]	USD	62.500	11/20/15	USD	1,000	5,500

Merck & Co., Inc. Put[1]	USD	45.000	11/20/15	USD	2,000	8,000

Merck & Co., Inc. Put[1]	USD	47.500	11/20/15	USD	1,995	11,970

Molson Coors Brewing Co. Put[1]	USD	75.000	11/20/15	USD	2,150	53,750

United Continental Holdings, Inc. Put[1]	USD	53.000	11/20/15	USD	2,000	52,000

UnitedHealth Group, Inc. Put[1]	USD	105.000	11/20/15	USD	2,500	125,000

Wal-Mart Stores, Inc. Put[1]	USD	55.000	11/20/15	USD	1,150	43,700

Total Exchange-Traded Options Purchased (Cost $2,558,310)						689,245

19        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Investment Company—0.1%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%[3,13] (Cost $3,336,037)	3,336,037	$3,336,037

Total Investments, at Value (Cost $5,169,425,813)	100 .0%	5,586,278,976

Net Other Assets (Liabilities)	0 .0	2,443,945

Net Assets	100 .0%	$5,588,722,921

Footnotes to Statement of Investments

* October 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

1. Non-income producing security.

2. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $278,953,363. See Note 6 of the accompanying Notes.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 31, 2014	Gross Additions		Gross Reductions	Shares October 30, 2015

Beazer Homes USA, Inc.	—	2,486,563		82,900	2,403,663
MBIA, Inc.	1,713,675	10,966,973		3,310,648	9,370,000
MDC Holdings, Inc. [a]	2,225,000	380,000		280,000	2,325,000
Oppenheimer Institutional Money Market Fund, Cl. E	47,505,748	982,345,146		1,026,514,857	3,336,037

		Value		Income	Realized Loss

Beazer Homes USA, Inc.		$34,228,161		$—	$115,735
MBIA, Inc.		70,368,700		—	652,642
MDC Holdings, Inc.[a]		—	[b]	2,470,375	1,791,399
Oppenheimer Institutional Money Market Fund, Cl. E		3,336,037		41,931	—

Total		$107,932,898		$2,512,306	$2,559,776

    a. No longer an affiliate at period end.

    b. The security is no longer an affiliate; therefore, the value has been excluded from this table.

4. Security is a Master Limited Partnership.

5. Represents the current interest rate for a variable or increasing rate security.

6. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $919,861 or 0.02% of the Fund’s net assets at period end.

7. Interest rate is less than 0.0005%.

8. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $95,263 or 0.00% of the Fund’s net assets at period end.

20        OPPENHEIMER EQUITY INCOME FUND

Footnotes to Statement of Investments (Continued)

9. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $207,696,499 or 3.72% of the Fund’s net assets at period end.

10. Restricted security. The aggregate value of restricted securities at period end was $2,255,114, which represents 0.04% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation

Glen Meadow Pass-Through Trust, 6.505% Jr. Sub. Nts., 2/12/67	1/5/11	$540,110	$547,393	$7,283
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds	3/10/10 - 5/6/11	996,033	1,094,771	98,738
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37	2/24/11 - 7/26/11	599,558	612,950	13,392

		$2,135,701	$2,255,114	$119,413

11. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

12. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

13. Rate shown is the 7-day yield at period end.

Exchange-Traded Options Written at October 30, 2015
		Exercise Expiration			Number of	Premiums
Description		Price	Date		Contracts	Received	Value

AbbVie, Inc. Put	USD	67.500	11/20/15	USD	(850)	$651,903	$(678,300)

AbbVie, Inc. Put	USD	55.000	11/20/15	USD	(2,000)	336,411	(114,000)

Allstate Corp. Put	USD	65.000	1/15/16	USD	(957)	698,070	(346,912)

Allstate Corp. Put	USD	62.500	11/20/15	USD	(2,000)	233,172	(320,000)

Alphabet, Inc. Put	USD	700.000	11/20/15	USD	(100)	72,270	(83,000)

Alphabet, Inc. Call	USD	700.000	11/20/15	USD	(200)	178,946	(460,000)

Assured Guaranty Ltd. Call	USD	30.000	11/20/15	USD	(250)	9,739	(4,625)

Beazer Homes USA, Inc. Put	USD	18.000	1/15/16	USD	(1,375)	593,932	(543,125)

Beazer Homes USA, Inc. Put	USD	20.000	11/20/15	USD	(2,395)	804,499	(1,377,125)

Best Buy Co., Inc. Call	USD	41.000	11/20/15	USD	(250)	11,239	(1,000)

Best Buy Co., Inc. Call	USD	38.000	11/20/15	USD	(1,000)	45,458	(38,000)

Best Buy Co., Inc. Call	USD	40.000	11/20/15	USD	(2,250)	161,206	(32,625)

Chevron Corp. Call	USD	97.500	11/20/15	USD	(100)	2,296	(2,500)

Cisco Systems, Inc. Call	USD	29.500	11/20/15	USD	(635)	20,413	(34,290)

CSX Corp. Call	USD	28.000	11/20/15	USD	(50)	1,598	(1,650)

Cypress Semiconductor Corp. Call	USD	10.000	11/20/15	USD	(1,250)	67,572	(87,500)

Edison International Call	USD	62.500	11/20/15	USD	(1,650)	383,436	(66,000)

EMC Corp. Call	USD	30.000	11/20/15	USD	(250)	4,489	(500)

Exxon Mobil Corp. Put	USD	77.500	11/20/15	USD	(1,000)	230,954	(40,000)

Exxon Mobil Corp. Put	USD	75.000	11/20/15	USD	(2,500)	698,434	(57,500)

General Electric Co. Call	USD	28.000	11/20/15	USD	(1,000)	18,958	(140,000)

General Motors Co. Call	USD	36.000	11/20/15	USD	(250)	12,239	(10,000)

Genworth Financial, Inc. Call	USD	5.000	11/20/15	USD	(7,000)	263,358	(105,000)

Genworth Financial, Inc. Call	USD	5.500	11/20/15	USD	(3,000)	54,874	(12,000)

J.C. Penney Co., Inc. Call	USD	10.500	11/20/15	USD	(250)	6,740	(2,750)

J.C. Penney Co., Inc. Put	USD	9.000	11/20/15	USD	(4,500)	223,558	(216,000)

Johnson & Johnson Call	USD	100.000	11/20/15	USD	(1,000)	68,957	(205,000)

21        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Continued

Exchange-Traded Options Written (Continued)
		Exercise Expiration			Number of	Premiums
Description		Price	Date		Contracts	Received	Value

Johnson & Johnson Put	USD	97.500	11/20/15	USD	(1,500)	$473,304	$(66,000)

Johnson & Johnson Put	USD	95.000	11/20/15	USD	(1,000)	230,954	(18,000)

Kraft Heinz Co. (The) Put	USD	70.000	11/20/15	USD	(1,000)	181,955	(20,000)

Lear Corp. Call	USD	120.000	11/20/15	USD	(750)	178,041	(487,500)

Lear Corp. Call	USD	115.000	11/20/15	USD	(50)	22,348	(52,000)

Lear Corp. Call	USD	125.000	11/20/15	USD	(300)	55,686	(80,700)

Louisiana-Pacific Corp. Call	USD	18.000	11/20/15	USD	(3,500)	186,646	(192,500)

Louisiana-Pacific Corp. Put	USD	17.000	11/20/15	USD	(1,250)	107,058	(43,750)

Louisiana-Pacific Corp. Call	USD	17.000	11/20/15	USD	(2,000)	174,914	(215,000)

LyondellBasell Industries NV Call	USD	100.000	11/20/15	USD	(1,000)	152,585	(25,000)

Marathon Oil Corp. Call	USD	20.000	11/20/15	USD	(250)	17,239	(9,500)

Marathon Oil Corp. Call	USD	19.000	11/20/15	USD	(2,000)	130,672	(130,000)

MBIA, Inc. Put	USD	7.000	11/20/15	USD	(1,503)	58,553	(33,066)

Medtronic plc Put	USD	70.000	11/20/15	USD	(444)	54,593	(15,318)

Medtronic plc Put	USD	75.000	11/20/15	USD	(230)	129,823	(40,940)

Merck & Co., Inc. Put	USD	55.000	12/18/15	USD	(875)	373,582	(157,500)

Merck & Co., Inc. Put	USD	52.500	11/20/15	USD	(1,000)	184,955	(25,000)

Merck & Co., Inc. Put	USD	57.500	11/20/15	USD	(2,426)	1,297,661	(715,670)

MGIC Investment Corp. Put	USD	11.000	12/18/15	USD	(2,931)	350,712	(471,891)

Microsoft Corp. Call	USD	48.000	11/20/15	USD	(250)	18,739	(127,250)

Molson Coors Brewing Co. Put	USD	80.000	11/20/15	USD	(2,000)	903,901	(130,000)

Molson Coors Brewing Co. Call	USD	90.000	11/20/15	USD	(1,125)	231,874	(191,250)

Molson Coors Brewing Co. Call	USD	80.000	11/20/15	USD	(55)	24,857	(48,180)

Molson Coors Brewing Co. Call	USD	85.000	11/20/15	USD	(250)	116,738	(113,750)

Molson Coors Brewing Co. Call	USD	87.500	11/20/15	USD	(250)	77,988	(65,000)

Pfizer, Inc. Call	USD	36.000	11/20/15	USD	(1,000)	16,745	(19,000)

Philip Morris International, Inc. Call	USD	87.500	11/20/15	USD	(2,000)	148,264	(384,000)

Pinnacle Foods, Inc. Call	USD	45.000	11/20/15	USD	(95)	5,476	(6,650)

Procter & Gamble Co. (The) Call	USD	77.500	11/20/15	USD	(25)	1,199	(1,475)

Procter & Gamble Co. (The) Call	USD	79.000	11/20/15	USD	(100)	4,496	(2,400)

PulteGroup, Inc. Call	USD	21.000	11/20/15	USD	(165)	4,908	(578)

Staples, Inc. Call	USD	13.500	11/20/15	USD	(250)	8,490	(11,250)

Staples, Inc. Put	USD	16.000	12/18/15	USD	(505)	129,761	(166,650)

United Continental Holdings, Inc. Put	USD	62.500	11/20/15	USD	(500)	284,724	(142,500)

United Continental Holdings, Inc. Call	USD	66.000	11/20/15	USD	(250)	6,739	(7,250)

United Continental Holdings, Inc. Put	USD	60.000	11/20/15	USD	(1,250)	501,757	(228,750)

United Continental Holdings, Inc. Put	USD	57.500	11/20/15	USD	(900)	163,760	(81,900)

United Continental Holdings, Inc. Put	USD	67.500	12/18/15	USD	(1,700)	1,617,564	(1,232,500)

UnitedHealth Group, Inc. Put	USD	110.000	11/20/15	USD	(2,000)	683,905	(188,000)

Wal-Mart Stores, Inc. Put	USD	70.000	12/18/15	USD	(475)	328,674	(603,250)

Wal-Mart Stores, Inc. Put	USD	57.500	11/20/15	USD	(1,000)	92,957	(119,000)

Windstream Holdings, Inc. Call	USD	8.000	11/20/15	USD	(500)	17,479	(2,500)

Total of Exchange-Traded Options Written						$15,606,997	$(11,651,820)

See accompanying Notes to Financial Statements.

22        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES October 30, 20151

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $5,025,943,421)	$5,478,346,078
Affiliated companies (cost $143,482,392)	107,932,898

5,586,278,976

Cash	1,396,112

Receivables and other assets:
Investments sold	27,002,973
Interest and dividends	14,003,207
Shares of beneficial interest sold	3,750,074
Other	282,609

Total assets	5,632,713,951

Liabilities
Options written, at value (premiums received $15,606,997)	11,651,820

Payables and other liabilities:
Investments purchased	16,852,616
Shares of beneficial interest redeemed	13,967,752
Distribution and service plan fees	1,022,007
Trustees’ compensation	396,861
Shareholder communications	24,285
Dividends	91
Other	75,598

Total liabilities	43,991,030

Net Assets	$5,588,722,921

Composition of Net Assets
Par value of shares of beneficial interest	$19,409

Additional paid-in capital	4,981,462,923

Accumulated net investment income	2,363,304

Accumulated net realized gain on investments	184,071,132

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	420,806,153

Net Assets	$5,588,722,921

1. October 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

23        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $3,641,621,651 and 121,428,496 shares of beneficial interest outstanding)	$29.99

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$31.82

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $114,329,714 and 4,654,156 shares of beneficial interest outstanding)	$24.57

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $906,695,671 and 36,868,908 shares of beneficial interest outstanding)	$24.59

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $145,585,000 and 4,860,192 shares of beneficial interest outstanding)	$29.95

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $176,646,449 and 6,126,546 shares of beneficial interest outstanding)	$28.83

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $603,844,436 and 20,152,506 shares of beneficial interest outstanding)	$29.96

See accompanying Notes to Financial Statements.

24        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF OPERATIONS For the Year Ended October 30, 20151

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $988,402)	$208,742,314
Affiliated companies	2,512,306

Interest	19,061,825

Total investment income	230,316,445

Expenses
Management fees	32,892,512

Distribution and service plan fees:
Class A	9,686,186
Class B	1,400,409
Class C	9,995,786
Class R	971,485

Transfer and shareholder servicing agent fees:
Class A	8,790,917
Class B	308,323
Class C	2,201,051
Class I	43,538
Class R	428,912
Class Y	1,494,283

Shareholder communications:
Class A	56,440
Class B	4,831
Class C	16,858
Class I	623
Class R	2,189
Class Y	8,502

Trustees’ compensation	129,072

Custodian fees and expenses	55,163

Borrowing fees	26,828

Other	543,066

Total expenses	69,056,974
Less waivers and reimbursements of expenses	(37,322)

Net expenses	69,019,652

Net Investment Income	161,296,793

1. October 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

25        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies (includes premiums on options exercised)	$247,918,247
Affiliated companies	(2,559,776)
Closing and expiration of option contracts written	87,704,747

Net realized gain	333,063,218

Net change in unrealized appreciation/depreciation on:
Investments	(704,685,116)
Translation of assets and liabilities denominated in foreign currencies	(674)
Option contracts written	(775,639)

Net change in unrealized appreciation/depreciation	(705,461,429)

Net Decrease in Net Assets Resulting from Operations	$(211,101,418)

See accompanying Notes to Financial Statements.

26        OPPENHEIMER EQUITY INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 30, 2015[1]	October 31, 2014

Operations
Net investment income	$161,296,793	$135,111,281

Net realized gain	333,063,218	400,103,631

Net change in unrealized appreciation/depreciation	(705,461,429)	230,122,968

Net increase (decrease) in net assets resulting from operations	(211,101,418)	765,337,880

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(100,198,924)	(113,128,097)
Class B	(3,249,062)	(4,428,841)
Class C	(23,609,598)	(24,661,251)
Class I	(4,289,653)	(2,631,065)
Class R2	(4,626,028)	(5,197,287)
Class Y	(18,786,696)	(14,461,727)

	(154,759,961)	(164,508,268)

Distributions from net realized gain:
Class A	(214,855,302)	(133,430,617)
Class B	(9,641,936)	(6,950,474)
Class C	(63,633,461)	(34,341,006)
Class I	(6,593,376)	(2,191,840)
Class R2	(11,001,153)	(6,743,063)
Class Y	(36,431,935)	(13,098,566)

	(342,157,163)	(196,755,566)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(33,476,880)	86,669,799
Class B	(26,564,049)	(18,990,044)
Class C	22,253,643	153,182,685
Class I	37,252,125	59,270,424
Class R2	(6,100,152)	8,473,777
Class Y	(16,724,422)	302,864,877

	(23,359,735)	591,471,518

Net Assets
Total increase (decrease)	(731,378,277)	995,545,564

Beginning of period	6,320,101,198	5,324,555,634

End of period (including accumulated net investment income (loss) of $2,363,304 and $(15,788,524), respectively)	$5,588,722,921	$6,320,101,198

1. October 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

27        OPPENHEIMER EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 30,	October 31,	October 31,	October 31,	October 31,
	2015[1]	2014	2013	2012	2011

Per Share Operating Data
Net asset value, beginning of period	$33 .60	$31 .35	$25 .80	$22 .95	$22 .87

Income (loss) from investment operations:
Net investment income[2]	0 .87	0 .78	0 .75	0 .61	0 .51
Net realized and unrealized gain (loss)	(1 .92)	3 .50	5 .89	2 .97	0 .11

Total from investment operations	(1 .05)	4 .28	6 .64	3 .58	0 .62

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0 .81)	(0 .92)	(0 .82)	(0 .73)	(0 .54)
Distributions from net realized gain	(1 .75)	(1 .11)	(0 .27)	0 .00	0 .00

Total dividends and/or distributions to shareholders	(2 .56)	(2 .03)	(1 .09)	(0 .73)	(0 .54)

Net asset value, end of period	$29 .99	$33 .60	$31 .35	$25 .80	$22 .95

Total Return, at Net Asset Value[3]	(3 .45)%	14 .19%	26 .57%	15 .94%	2 .64%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,641,622	$4,121,447	$3,748,273	$2,494,276	$2,116,802

Average net assets (in thousands)	$4,016,231	$4,041,525	$3,048,993	$2,276,255	$1,591,296

Ratios to average net assets:[4]
Net investment income	2 .73%	2 .42%	2 .62%	2 .51%	2 .13%
Expenses excluding interest and fees from borrowings	1 .01%	1 .00%	1 .01%	1 .06%	1 .09%
Interest and fees from borrowings	0 .00%[5]	0 .00%	0 .00%	0 .00%	0 .00%

Total expenses[6]	1 .01%	1 .00%	1 .01%	1 .06%	1 .09%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1 .01%	1 .00%	1 .01%	1 .06%	1 .09%

Portfolio turnover rate	43%	40%	31%	30%	37%[7]

28        OPPENHEIMER EQUITY INCOME FUND

1. October 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 30, 2015	1.01%
Year Ended October 31, 2014	1.00%
Year Ended October 31, 2013	1.01%
Year Ended October 31, 2012	1.06%
Year Ended October 31, 2011	1.09%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended October 31, 2011	$—	$68,139,011

See accompanying Notes to Financial Statements.

29        OPPENHEIMER EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$27.99	$26.45	$21.95	$19.64	$ 19.68

Income (loss) from investment operations:
Net investment income[2]	0.53	0.44	0.41	0.32	0.25
Net realized and unrealized gain (loss)	(1.58)	2.93	4.98	2.55	0.08

Total from investment operations	(1.05)	3.37	5.39	2.87	0.33

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.62)	(0.72)	(0.62)	(0.56)	(0.37)
Distributions from net realized gain	(1.75)	(1.11)	(0.27)	0.00	0.00

Total dividends and/or distributions to shareholders	(2.37)	(1.83)	(0.89)	(0.56)	(0.37)

Net asset value, end of period	$24.57	$27.99	$26.45	$21.95	$ 19.64

Total Return, at Net Asset Value[3]	(4.16)%	13.28%	25.35%	14.90%	1.61%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$114,330	$158,955	$168,407	$146,117	$ 128,777

Average net assets (in thousands)	$140,806	$166,435	$155,005	$138,448	$ 96,706

Ratios to average net assets:[4]
Net investment income	2.02%	1.64%	1.72%	1.56%	1.20%
Expenses excluding interest and fees from borrowings	1.76%	1.81%	1.94%	2.02%	2.06%
Interest and fees from borrowings	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.76%	1.81%	1.94%	2.02%	2.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.76%	1.81%	1.94%	2.02%	2.02%

Portfolio turnover rate	43%	40%	31%	30%	37%[7]

30        OPPENHEIMER EQUITY INCOME FUND

1. October 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 30, 2015	1.76%
Year Ended October 31, 2014	1.81%
Year Ended October 31, 2013	1.94%
Year Ended October 31, 2012	2.02%
Year Ended October 31, 2011	2.06%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended October 31, 2011	$—	$68,139,011

See accompanying Notes to Financial Statements.

31        OPPENHEIMER EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$28.03	$26.50	$21.99	$19.68	$ 19.72

Income (loss) from investment operations:
Net investment income[2]	0.51	0.44	0.45	0.35	0.28
Net realized and unrealized gain (loss)	(1.57)	2.94	5.00	2.55	0.09

Total from investment operations	(1.06)	3.38	5.45	2.90	0.37

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.63)	(0.74)	(0.67)	(0.59)	(0.41)
Distributions from net realized gain	(1.75)	(1.11)	(0.27)	0.00	0.00

Total dividends and/or distributions to shareholders	(2.38)	(1.85)	(0.94)	(0.59)	(0.41)

Net asset value, end of period	$24.59	$28.03	$26.50	$21.99	$ 19.68

Total Return, at Net Asset Value[3]	(4.20)%	13.33%	25.62%	15.05%	1.79%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$906,696	$1,012,404	$803,867	$458,291	$ 365,942

Average net assets (in thousands)	$1,005,459	$932,089	$607,483	$408,320	$ 269,739

Ratios to average net assets:[4]
Net investment income	1.96%	1.64%	1.83%	1.72%	1.36%
Expenses excluding interest and fees from borrowings	1.76%	1.76%	1.77%	1.85%	1.86%
Interest and fees from borrowings	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.76%	1.76%	1.77%	1.85%	1.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.76%	1.76%	1.77%	1.85%	1.86%

Portfolio turnover rate	43%	40%	31%	30%	37%[7]

32        OPPENHEIMER EQUITY INCOME FUND

1. October 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 30, 2015	1.76%
Year Ended October 31, 2014	1.76%
Year Ended October 31, 2013	1.77%
Year Ended October 31, 2012	1.85%
Year Ended October 31, 2011	1.86%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended October 31, 2011	$—	$68,139,011

See accompanying Notes to Financial Statements.

33        OPPENHEIMER EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Period Ended October 31, 2012[2]

Per Share Operating Data
Net asset value, beginning of period	$33.57	$31.32	$25.78	$24.90

Income (loss) from investment operations:
Net investment income[3]	0.97	0.88	0.83	0.43
Net realized and unrealized gain (loss)	(1.89)	3.53	5.92	0.93

Total from investment operations	(0.92)	4.41	6.75	1.36

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.95)	(1.05)	(0.94)	(0.48)
Distributions from net realized gain	(1.75)	(1.11)	(0.27)	0.00

Total dividends and/or distributions to shareholders	(2.70)	(2.16)	(1.21)	(0.48)

Net asset value, end of period	$29.95	$33.57	$31.32	$25.78

Total Return, at Net Asset Value[4]	(3.01)%	14.66%	27.06%	5.57%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$145,585	$125,157	$59,332	$10,147

Average net assets (in thousands)	$145,869	$87,786	$34,913	$414

Ratios to average net assets:[5]
Net investment income	3.05%	2.73%	2.85%	2.73%
Expenses excluding interest and fees from borrowings	0.58%	0.59%	0.61%	0.63%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	0.58%	0.59%	0.61%	0.63%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.58%	0.59%	0.61%	0.63%

Portfolio turnover rate	43%	40%	31%	30%

1. October 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. For the period from February 28, 2012 (inception of offering) to October 31, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 30, 2015	0.58%
Year Ended October 31, 2014	0.59%
Year Ended October 31, 2013	0.61%
Period Ended October 31, 2012	0.63%

See accompanying Notes to Financial Statements.

34        OPPENHEIMER EQUITY INCOME FUND

Class R	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$32.41	$30.31	$24.99	$22.25	$22.21

Income (loss) from investment operations:
Net investment income[2]	0.76	0.66	0.63	0.49	0.41
Net realized and unrealized gain (loss)	(1.86)	3.38	5.70	2.89	0.08

Total from investment operations	(1.10)	4.04	6.33	3.38	0.49

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.73)	(0.83)	(0.74)	(0.64)	(0.45)
Distributions from net realized gain	(1.75)	(1.11)	(0.27)	0.00	0.00

Total dividends and/or distributions to shareholders	(2.48)	(1.94)	(1.01)	(0.64)	(0.45)

Net asset value, end of period	$28.83	$32.41	$30.31	$24.99	$22.25

Total Return, at Net Asset Value[3]	(3.72)%	13.85%	26.11%	15.51%	2.14%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$176,646	$205,039	$182,858	$124,081	$96,121

Average net assets (in thousands)	$195,901	$199,409	$150,952	$111,920	$73,231

Ratios to average net assets:[4]
Net investment income	2.47%	2.11%	2.27%	2.08%	1.73%
Expenses excluding interest and fees from borrowings	1.26%	1.30%	1.36%	1.48%	1.55%
Interest and fees from borrowings	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.26%	1.30%	1.36%	1.48%	1.55%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.26%	1.30%	1.36%	1.48%	1.50%

Portfolio turnover rate	43%	40%	31%	30%	37%[7]

35        OPPENHEIMER EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS Continued

1. October 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 30, 2015	1.26%
Year Ended October 31, 2014	1.30%
Year Ended October 31, 2013	1.36%
Year Ended October 31, 2012	1.48%
Year Ended October 31, 2011	1.55%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended October 31, 2011	$—	$68,139,011

See accompanying Notes to Financial Statements.

36        OPPENHEIMER EQUITY INCOME FUND

Class Y	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[2]

Per Share Operating Data
Net asset value, beginning of period	$33.58	$31.34	$25.79	$22.94	$25.76

Income (loss) from investment operations:
Net investment income[3]	0.93	0.84	0.84	0.66	0.36
Net realized and unrealized gain (loss)	(1.91)	3.52	5.89	2.99	(2.78)

Total from investment operations	(0.98)	4.36	6.73	3.65	(2.42)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.89)	(1.01)	(0.91)	(0.80)	(0.40)
Distributions from net realized gain	(1.75)	(1.11)	(0.27)	0.00	0.00

Total dividends and/or distributions to shareholders	(2.64)	(2.12)	(1.18)	(0.80)	(0.40)

Net asset value, end of period	$29.96	$33.58	$31.34	$25.79	$22.94

Total Return, at Net Asset Value[4]	(3.23)%	14.46%	26.97%	16.30%	(9.45)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$603,844	$697,099	$361,819	$200,436	$109,193

Average net assets (in thousands)	$682,611	$487,585	$258,619	$131,940	$50,333

Ratios to average net assets:[5]
Net investment income	2.93%	2.60%	2.89%	2.73%	2.32%
Expenses excluding interest and fees from borrowings	0.76%	0.75%	0.71%	0.76%	0.80%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	0.76%	0.75%	0.71%	0.76%	0.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.76%	0.75%	0.71%	0.76%	0.80%

Portfolio turnover rate	43%	40%	31%	30%	37%[8]

37        OPPENHEIMER EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS Continued

1. October 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. For the period from February 28, 2011 (inception of offering) to October 31, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 30, 2015	0.76%
Year Ended October 31, 2014	0.75%
Year Ended October 31, 2013	0.71%
Year Ended October 31, 2012	0.76%
Period Ended October 31, 2011	0.80%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Period Ended October 31, 2011	$—	$68,139,011

See accompanying Notes to Financial Statements.

38        OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS October 30, 2015

1. Organization

Oppenheimer Equity Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

39        OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates

40        OPPENHEIMER EQUITY INCOME FUND

2. Significant Accounting Policies (Continued)

are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, based on the negative rolling average balance at an average Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

41        OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$138,513,347	$200,537,601	$69,360,605	$326,172,279

All of these losses are subject to Sec. 382 loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $21,332,975 per year and have an expiration date of October 31, 2017.

1. At period end, the Fund had $41,989,550 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2017	$41,989,550

2. The Fund had $27,371,055 of straddle losses which were deferred.

3. During the reporting period, the Fund utilized $21,332,975 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the previous reporting period, the Fund utilized $21,332,975 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Gain on Investments[5]

$35,838,096	$11,614,996	$47,453,092

5. $36,147,038, including $25,999,326 of long-term capital gain, was distributed in connection with Fund share redemptions.

42        OPPENHEIMER EQUITY INCOME FUND

2. Significant Accounting Policies (Continued)

The tax character of distributions paid during the reporting periods:

	Year Ended October 31, 2015	Year Ended October 31, 2014

Distributions paid from:
Ordinary income	$293,508,501	$254,958,087
Long-term capital gain	203,408,623	106,305,747

Total	$496,917,124	$361,263,834

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$5,236,688,632
Federal tax cost of other investments	27,371,055

Total federal tax cost	$5,264,059,687

Gross unrealized appreciation	$798,987,260
Gross unrealized depreciation	(472,814,981)

Net unrealized appreciation	$326,172,279

Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

43        OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

44        OPPENHEIMER EQUITY INCOME FUND

3. Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

45        OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$733,457,530	$—	$—	$733,457,530
Consumer Staples	134,013,675	—	—	134,013,675
Energy	424,085,200	—	—	424,085,200
Financials	1,661,664,834	—	—	1,661,664,834
Health Care	547,139,162	—	—	547,139,162
Industrials	269,578,233	—	—	269,578,233
Information Technology	394,535,638	—	—	394,535,638
Materials	167,772,677	—	—	167,772,677
Telecommunication Services	208,223,750	—	—	208,223,750
Utilities	120,053,000	—	—	120,053,000
Preferred Stocks	240,669,724	60,654,491	—	301,324,215
Rights, Warrants and Certificates	1,723,250	—	—	1,723,250
Mortgage-Backed Obligations	—	2,924,868	—	2,924,868
U.S. Government Obligation	—	434,523	—	434,523
Non-Convertible Corporate Bonds and Notes	—	67,243,997	773,453	68,017,450
Convertible Corporate Bonds and Notes	—	481,111,088	—	481,111,088
Structured Securities	—	66,194,601	—	66,194,601

46        OPPENHEIMER EQUITY INCOME FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Investments, at Value: (Continued)
Exchange-Traded Options
Purchased	$689,245	$—	$—	$689,245
Investment Company	3,336,037	—	—	3,336,037

Total Assets	$4,906,941,955	$678,563,568	$773,453	$5,586,278,976

Liabilities Table
Other Financial Instruments:
Options written, at value	$—	$(11,651,820)	$—	$(11,651,820)

Total Liabilities	$—	$(11,651,820)	$—	$(11,651,820)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*

Assets Table
Investments, at Value:
Non-Convertible Corporate Bonds and Notes	$(773,453)	$773,453

Total Assets	$(773,453)	$773,453

* Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may

47        OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds.  The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund.  The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Master Limited Partnerships (“MLPs”).  MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Structured Securities.  The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities,

48        OPPENHEIMER EQUITY INCOME FUND

4. Investments and Risks (Continued)

commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$19,769,909
Market Value	$12,200,265
Market Value as % of Net Assets	0.22%

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

49        OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Market Risk Factors (Continued)

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for

50        OPPENHEIMER EQUITY INCOME FUND

6. Use of Derivatives (Continued)

securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $32,212 and $1,218,668 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security

51        OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $4,862,647 and $16,118,462 on written call options and written put options, respectively. Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of October 31, 2014	209,781	$37,690,536
Options written	1,060,781	148,709,393
Options closed or expired	(709,698)	(87,704,747)
Options exercised	(482,148)	(83,088,185)

Options outstanding as of October 30, 2015	78,716	$15,606,997

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

52        OPPENHEIMER EQUITY INCOME FUND

6. Use of Derivatives (Continued)

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Equity contracts	Investments, at value	$689,245 *	Options written, at value	$11,651,820

*Amounts relate to purchased option contracts.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies*	Closing and expiration of option contracts written	Total

Equity contracts	$(26,157,330)	$87,704,747	$61,547,417

*Includes purchased option contracts, purchased swaption contracts and written option contracts, if any.

53        OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Total

Equity contracts	$1,038,748	$(775,639)	$263,109

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.0001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended October 30, 2015[1]		Year Ended October 31, 2014
	Shares	Amount	Shares	Amount

Class A
Sold	17,948,814	$573,641,204	28,954,874	$929,967,066
Dividends and/or distributions reinvested	9,296,214	295,462,515	7,320,767	229,684,433
Redeemed	(28,466,931)	(902,580,599)	(33,179,393)	(1,072,981,700)

Net increase (decrease)	(1,221,903)	$(33,476,880)	3,096,248	$86,669,799

Class B
Sold	259,778	$6,850,524	527,504	$14,119,917
Dividends and/or distributions reinvested	466,833	12,237,256	412,049	10,770,325
Redeemed	(1,751,217)	(45,651,829)	(1,626,788)	(43,880,286)

Net decrease	(1,024,606)	$(26,564,049)	(687,235)	$(18,990,044)

Class C
Sold	6,613,441	$174,153,232	9,462,490	$254,126,781
Dividends and/or distributions reinvested	2,986,327	78,294,017	1,999,540	52,460,603
Redeemed	(8,851,335)	(230,193,606)	(5,676,585)	(153,404,699)

Net increase	748,433	$22,253,643	5,785,445	$153,182,685

Class I
Sold	2,104,272	$67,688,864	2,165,533	$70,112,057
Dividends and/or distributions reinvested	314,104	9,950,568	127,927	4,032,356
Redeemed	(1,285,907)	(40,387,307)	(459,945)	(14,873,989)

Net increase	1,132,469	$37,252,125	1,833,515	$59,270,424

Class R2
Sold	1,419,708	$43,550,318	2,041,358	$63,272,262
Dividends and/or distributions reinvested	478,474	14,646,378	363,027	10,987,311
Redeemed	(2,098,747)	(64,296,848)	(2,110,737)	(65,785,796)

Net increase (decrease)	(200,565)	$(6,100,152)	293,648	$8,473,777

54        OPPENHEIMER EQUITY INCOME FUND

7. Shares of Beneficial Interest (Continued)

	Year Ended October 30, 2015[1]		Year Ended October 31, 2014
	Shares	Amount	Shares	Amount

Class Y
Sold	5,685,677	$181,791,261	13,124,327	$429,226,516
Dividends and/or distributions reinvested	1,571,784	49,884,370	710,600	22,493,536
Redeemed	(7,864,063)	(248,400,053)	(4,622,093)	(148,855,175)

Net increase (decrease)	(606,602)	$(16,724,422)	9,212,834	$302,864,877

1. October 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1.

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$2,636,129,152	$2,918,797,201
U.S. government and government agency securities	—	71,160

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $400 million	0.70%
Next $400 million	0.68
Next $400 million	0.65
Next $400 million	0.60
Next $400 million	0.55
Next $3.0 billion	0.50
Next $5.0 billion	0.45
Over $10.0 billion	0.42

The Fund’s effective management fee for the reporting period was 0.53% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

55        OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$34,895
Payments Made to Retired Trustees	30,398
Accumulated Liability as of October 30, 2015	209,659

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act.

56        OPPENHEIMER EQUITY INCOME FUND

9. Fees and Other Transactions with Affiliates (Continued)

Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

October 30, 2015	$214,386	$24,162	$135,353	$81,252	$2,661

Waivers and Reimbursements of Expenses.  The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $37,322 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

57        OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

11. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In July 2015, the district court held an evidentiary hearing on plaintiffs’ motion for class certification. In October 2015, the district court reaffirmed its order granting plaintiffs’ motion for class certification. Defendants have filed a petition before the U.S. Court of Appeals for the Tenth Circuit for permission to appeal that order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Equity Income Fund, including the statement of investments, as of October 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 30, 2015, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Equity Income Fund as of October 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

December 16, 2015

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FEDERAL INCOME TAX INFORMATION Unaudited

In early 2015, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2014.

Capital gain distributions of $1.04095 per share were paid to Class A, Class B, Class C, Class I, Class R and Class Y shareholders, respectively, on December 9, 2014. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 67.79% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $165,508,578 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2015, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $25,107,438 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend and the maximum amount allowable but not less than $89,101,075 of the short-term capital gain distribution to be paid by the Fund qualifies as a short-term capital gain dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS Unaudited / Continued

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Michael Levine, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the large value category. The Board noted that the Fund’s one-year performance was below its category median although its three-year, five-year and ten-year performance was better than its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load large value funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fees and total expenses were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

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Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

63        OPPENHEIMER EQUITY INCOME FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

64        OPPENHEIMER EQUITY INCOME FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ‘Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources

Oppenheimer Equity Income Fund	9/24/15	73.5%	26.5%	0.0%

65        OPPENHEIMER EQUITY INCOME FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2009), Trustee (since 2001) Year of Birth: 1943	Director and Vice Chairman of Community Foundation of the Florida Keys (non-profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2005) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Actua Corporation (information technology company) (since October 2003); formerly, Independent Chairman GSK Employee Benefit Trust (April 2006-June2013); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate

66        OPPENHEIMER EQUITY INCOME FUND

David K. Downes, Continued	Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2009) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 52 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

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TRUSTEES AND OFFICERS Unaudited / Continued

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 – 2014) and U.S. Mutual Fund Leader (2011 – 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 – April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 – 2004), Principal (2003 – 2004), Director (1998 – 2003) and Senior Manager (1997 – 1998); Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation (1996 – 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 – 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987 – 1991); former Chair of the Investment Management Subcommittee of the Washington, D.C. Bar. Oversees 52 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2009) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 52 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2009) Year of Birth: 1952	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March 2012); Advisory Board Director of The Agile Trading Group LLC (since March 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December 2012); Advisory Council Member

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Joanne Pace, Continued	of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Board Director of The Komera Project (non-profit) (since April 2012); New York Advisory Board Director of Peace First (non-profit) (since March 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 52 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (June 2007-December 2013): Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989-January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

INTERESTED TRUSTEES	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. As a Trustee, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, New York, New York 10281-1008.

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2009) Year of Birth: 1958	Chairman of the Sub-Adviser (July 2014-December 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on

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William F. Glavin, Jr., Continued	the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Levine, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Michael S. Levine, Vice President (since 2007) Year of Birth: 1965	Vice President of the Sub-Adviser (since June 1998) and Senior Portfolio Manager of the Sub-Adviser (since September 2000). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group

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TRUSTEES AND OFFICERS Unaudited / Continued

Arthur S. Gabinet, Continued	(November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER EQUITY INCOME FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2015 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OppenheimerFunds® The Right Way to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.
RA0835.001.1015 December 22, 2015

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $42,200 in fiscal 2015 and $33,200 in fiscal 2014.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed $185,479 in fiscal 2015 and $1,042,959 in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: GIPS attestation procedures, system conversion testing, entity reorganization, and internal controls

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed $476,233 in fiscal 2015 and $467,462 in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $661,712 in fiscal 2015 and $1,510,421 in fiscal 2014 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company

and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Equity Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	12/9/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	12/9/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	12/9/2015